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                                                                   Exhibit 10.31
                             Letter of Direction
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                               February 28, 2002

Otto-Spiegel Finance G.m.b.H. & Co. KG
CURA Vermogensverwaltung GmbH
Wandsbeker Strasse 3-7
22172 Hamburg
GERMANY

     Re: Line of Credit Agreement dated September 17, 2003, as amended November 9, 2001, between Spiegel, Inc, and Otto Versand (GmbH & Co) in the principal amount of US $100,000,000 (the "Credit Agreement")

Gentlemen:

     Reference is made to the Cradit Agreement. The undersigned has executed and delivered as of the date of this letter, two notes made payable to you In the total principal amount of US $100,000,000. You are hereby authorized and directed to disburse the proceeds of the loan evidenced by said notes in the amount of US $100,000,000 directly to Otto Versand (GmbH & Co) as payment in full of the outstanding principal balance under the Credit Agreement. The undersigned will pay directly to Otto Versand (GmbH & Co) all accrued and unpaid interest due Under the Credit Agreement.

                                           Spiegel, Inc.

                                           By:  /s/
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                                           Its: CEO
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